Exhibit 32.2



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Groen Brothers Aviation, Inc. (the "Company") on Form 10-QSB for the quarter ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Dennis P. Gauger, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:


         a.   the Quarterly Report fully complies with the requirements of
              Section 13(a) of the Securities Exchange Act of 1934; and

         b. the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ Dennis P. Gauger
---------------------
Dennis P. Gauger, Chief Financial Officer and Secretary
(Principal Accounting Officer)
February 21, 2006